SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              ----------------

                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)        January 31, 2001
                                                -------------------------------


                          ALAMOSA (DELAWARE), INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)



        Delaware                      5-58523                   75-2843707
----------------------------   -----------------------     -------------------
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)


            5225 S. Loop 289, Lubbock, Texas             79424
            ----------------------------------------------------
           (Address of Principal Executive Offices)   (Zip Code)



(Registrant's Telephone Number, Including Area Code)     (806) 722-1100
                                                    --------------------------


        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)







ITEM 5.  OTHER EVENTS.


            On January 31, 2001, Alamosa (Delaware), Inc., a wholly owned subsidiary of Alamosa PCS Holdings, Inc., completed an offering of $250,000,000 in aggregate principal amount of 12.50% senior notes due 2011 in a Rule 144A transaction exempt from the registration requirements of the Securities Act of 1933.

            The net proceeds will be used to reduce existing debt and for working capital and general corporate purposes. The securities offered have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

            A copy of the press release is filed herewith as Exhibit 99.1, and the information set forth in the press releases is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c)      Exhibits

      99.1    Text of press release issued by Alamosa on February 6, 2001.







                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: February 7, 2001

                                          ALAMOSA (DELAWARE), INC.


                                          By:  /s/ Kendall W. Cowan
                                             --------------------------------
                                             Name:  Kendall W. Cowan
                                             Title: Chief Financial Officer






EXHIBIT INDEX

      Exhibit
      Number      Description

      99.1        Text of press release issued by Alamosa on February 6, 2001.